Exhibit 99.1

Kulicke & Soffa Industries Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA
215-784-6000 phone
215-659-7588 fax
www.kns.com

Kulicke & Soffa Industries, Inc. Reports Results for its Fourth Quarter and Fiscal Year 2010

Fort Washington, PA – November 10, 2010 – Kulicke & Soffa Industries, Inc. (NASDAQ: KLIC) (“K&S” or the “Company”) today announced results for its fourth fiscal quarter and year ended October 2, 2010. This press release contains both GAAP results and non-GAAP measures.

For its fourth fiscal quarter of 2010, the Company reported net revenue of $259.3 million and net income of $56.1 million, or $0.78 per diluted share.  On a non-GAAP basis* for its fourth quarter, the Company reported net income of $63.8 million, or $0.89 per diluted share.

Quarterly GAAP Results
	Fiscal Q4 2010	Change vs. Fiscal Q4 2009**	Change vs. Fiscal Q3 2010
Net Revenue	$259.3 million	134.6%	17.2%
Gross Profit	$112.3 million	138.0%	13.3%
Gross Margin	43.3%	60 basis points	(150) basis points
Income from Operations	$56.7 million	604.9%	13.2%
Operating Margin	21.9%	1,460 basis points	(70) basis points
Net Income	$56.1 million	872.4%	14.2%
Net Margin	21.6%	1,640 basis points	(60) basis points
EPS – Diluted	$0.78	875.0%	20.0%

Quarterly Non-GAAP Measures*
	Fiscal Q4 2010	Change vs. Fiscal Q4 2009**	Change vs. Fiscal Q3 2010
Gross Profit	$112.4 million	138.0%	13.3%
Gross Margin	43.4%	70 basis points	(140) basis points
Income from Operations	$63.0 million	412.9%	14.3%
Operating Margin	24.3%	1,320 basis points	(60) basis points
Net Income	$63.8 million	492.0%	14.6%
Net Margin	24.6%	1,490 basis points	(50) basis points
EPS – Diluted	$0.89	456.3%	20.3%

* Non-GAAP measures exclude: equity-based compensation; amortization of intangibles; restructuring; non-cash interest expense; net tax settlement expense (benefit) and other tax adjustments; and related tax effects on non-GAAP adjustments (see reconciliations of GAAP results to non-GAAP measures in the following financial schedules).

** As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.

Commenting on the results, Bruno Guilmart, President and Chief Executive Officer, said, “In fiscal 2010 we saw significant increases in customer demand and revenue growth, driven by a general recovery of the semiconductor industry and compounded by increased business opportunities such as the transition from gold to copper wire, market share gains in LED bonders, increased wedge bonder demand for power management applications, and the launch of our new “IStack” high performance die bonder.

“Looking forward to the December quarter we forecast revenue to be in the $125 million to $135 million range.  The same level of operational flexibility which allowed us to cost effectively ramp throughout fiscal 2010 will carry forward into the December quarter and enable us to reduce our cost accordingly as we produce at these lower revenue levels.”

Key Product Trends

•	Ball bonder net revenue increased by 19.9% over the June quarter.
o	Demand continues for the K&S copper solution; 57.4% of ball bonders sold during the quarter were configured for copper.
o	8.4% of ball bonders sold were configured for LED applications.
•	The newly released IConn ProCu Wire Bonder will allow for a more efficient industry transition from gold to copper wire through optimized copper wire-bonding processes.
•	Heavy wire wedge bonder demand continues to strengthen; increased volumes are anticipated through the December quarter.

Financial Highlights

•	Revenue increased 17.2% sequentially, achieving the high end of guidance.
•	GAAP operating margin was 21.9%, or 24.3% on a non-GAAP basis.
•	GAAP net income was $56.1 million, or $63.8 million on a non-GAAP basis.
•	GAAP diluted EPS was $0.78, or $0.89 on a non-GAAP basis.
•	Continuing operations generated $19.7 million of net cash.
•	Net revenue for the December quarter is expected to be in the $125 million to $135 million range.

Earnings Conference Call Details

A conference call to discuss these results will be held tomorrow, November 11, 2010 beginning at 9:00 am (ET). To access the conference call, interested parties may call (877) 407-8037 or (201) 689-8037, or log on to www.kns.com/investors/events for listen-only mode. A replay will be available approximately one hour after the completion of the call by calling toll-free (877) 660-6853 or internationally (201) 612-7415 and using the following replay access codes: 5521 (account number) and 353660 (replay ID number). A replay will also be available on the K&S website at www.kns.com/investors/events. The replay will be available via phone and website for a limited time.

Discussion of Non-GAAP Measures

This press release contains non-GAAP measures as a supplement to the consolidated financial results presented in accordance with GAAP. The Company believes certain non-GAAP measures provide investors with an additional, useful perspective on the Company’s performance as seen through the eyes of management.  Management uses non-GAAP measures along with GAAP financial results for: analyzing the performance of the Company’s businesses; strategic and tactical decision making; and determining compensation. The Company does not consider non-GAAP measures to be a substitute for, or superior to, financial results presented in accordance with GAAP. All of the non-GAAP measures included herein are reconciled to the most directly comparable GAAP results in the following financial statements. These non-GAAP measures may be calculated differently from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on a comprehensive set of accounting rules or principles and some of the adjustments reflect the exclusion of items that are recurring and will be reflected in the Company’s GAAP financial results for the foreseeable future.

Exclusions from GAAP Results
The Company excludes the following from its GAAP results in presenting non-GAAP measures:

- Equity-based compensation expenses The Company recognizes the fair value of its equity-based compensation in expense. Equity-based compensation consists of common stock, stock options and performance-based, market-based and time-based restricted stock granted under the Company’s equity compensation plans. Equity-based compensation can vary significantly in amount from period to period.

- Other  The exclusion of certain other non-GAAP amounts allows for improved comparisons of the Company’s results to both prior periods and other companies. The Company excludes the following other items from non-GAAP measures as these items are not reflective of the performance of the Company’s ongoing businesses:

•	Amortization of intangibles
•	Restructuring
•	Impairment of goodwill
•	Switzerland pension plan curtailment
•	Gain on extinguishment of debt
•	Non-cash interest expense
•	Net tax settlement expense (benefit) and other tax adjustments

- Tax Adjustment  Non-GAAP measures are tax adjusted using the GAAP tax rate associated with each quarterly period. The tax rate is calculated by dividing each quarter’s GAAP tax expense (benefit), adjusted for discrete quarterly items, by the GAAP operating income (loss) for that quarter. Non-GAAP year-to-date measures are calculated by summing the associated quarterly non-GAAP measures, without further tax adjustments.

Non-GAAP Measures

The specific non-GAAP measures included herein are gross profit, gross margin, net income (loss), net margin, and earnings per share (“EPS”). The Company calculates these measures as follows:

--Adjusted Gross Profit and Adjusted Gross Margin  K&S non-GAAP adjusted gross profit and adjusted gross margin exclude the effect of equity-based compensation expense recorded within cost of sales.

--Adjusted Net Income (Loss), Adjusted Net Margin and Adjusted EPS  K&S non-GAAP adjusted net income (loss) and adjusted EPS exclude equity-based compensation; amortization of intangibles; restructuring; impairment of goodwill; Switzerland pension curtailment plan; gain on extinguishment of debt; non-cash interest expense; net tax settlement expense (benefit) and other tax adjustments; and related tax effects on non-GAAP adjustments.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a global leader in the design and manufacture of semiconductor and LED assembly equipment. As a pioneer in this industry, K&S has provided customers with market leading packaging solutions for decades. In recent years, K&S has expanded its product offerings through strategic acquisitions, adding die and wedge bonders and a broader range of expendable tools to its core ball bonding products. Combined with its extensive expertise in process technology, K&S is well positioned to help customers meet the challenges of assembling the next-generation semiconductor and LED devices. (www.kns.com)

Caution Concerning Forward Looking Statements

In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to increasing, continuing or strengthening demand for our products, and our future revenue, cost reductions,  and operational flexibility. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: the risk that customer orders already received may be postponed or canceled, generally without charges; the risk that anticipated customer orders may not materialize; the risk that our suppliers may not be able to meet our demands on a timely basis; the volatility in the demand for semiconductors and our products and services; volatile global economic conditions, which could result in, among other things, sharply lower demand for products containing semiconductors and for the Company’s products, and disruption of capital and credit markets; the risk of failure to successfully manage our operations;  acts of terrorism and violence;  risks, such as changes in trade regulations, currency fluctuations, political instability and war, associated with a substantial foreign customer and supplier base and substantial foreign manufacturing operations;  and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2009 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke & Soffa Industries, Inc is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:
Kulicke & Soffa Industries, Inc.
Joseph Elgindy
Investor Relations
P: (215) 784-7518
F: (215) 784-6180
jelgindy@kns.com

Headgate Partners LLC
Claire E. McAdams
P: (530) 265-9899
F: (530) 265-9699
claire@headgatepartners.com

#   #   #

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Twelve months ended
	October 2,	October 3,	October 2,	October 3,
	2010	2009 *	2010	2009 *

Net revenue:
Equipment	$241,853	$92,356	$691,988	$170,536
Expendable Tools	17,424	18,160	70,796	54,704
Total net revenue	259,277	110,516	762,784	225,240

Cost of sales:
Equipment	140,262	56,270	399,042	111,103
Expendable Tools	6,671	7,045	28,069	25,294
Total cost of sales	146,933	63,315	427,111	136,397

Gross profit:
Equipment	101,591	36,086	292,946	59,433
Expendable Tools	10,753	11,115	42,727	29,410
Total gross profit	112,344	47,201	335,673	88,843

Operating expenses:
Selling, general and administrative	37,699	22,590	119,031	84,124
Research and development	14,833	12,561	56,660	53,483
Amortization of intangible assets	2,385	2,781	9,545	11,092
Restructuring	752	1,229	2,402	10,959
Impairment of goodwill	-	-	-	2,709
Total operating expenses	55,669	39,161	187,638	162,367

Income (loss) from operations:
Equipment	55,512	3,128	137,321	(78,741)
Expendable Tools	1,163	4,912	10,714	5,217
Total income (loss) from operations	56,675	8,040	148,035	(73,524)

Other income (expense):
Interest income	113	84	403	1,106
Interest expense	(242)	(398)	(1,348)	(1,594)
Interest expense: non-cash	(1,750)	(1,676)	(6,985)	(6,594)
Gain on extinguishment of debt	-	-	-	3,965

Income (loss) from continuing operations, before tax	54,796	6,050	140,105	(76,641)

Provision (benefit) for income taxes	(1,265)	285	(2,037)	(13,029)

Income (loss) from continuing operations, net of tax	56,061	5,765	142,142	(63,612)

Income (loss) from discontinued operations, net of tax	-	(716)	-	22,011

Net income (loss)	$56,061	$5,049	$142,142	$(41,601)

Income (loss) per share from continuing operations:
Basic	$0.79	$0.09	$2.01	$(1.02)
Diluted	$0.78	$0.08	$1.92	$(1.02)

Income (loss) per share from discontinued operations:
Basic	$-	$(0.01)	$-	$0.35
Diluted	$-	$(0.01)	$-	$0.35

Net income (loss) per share:
Basic	$0.79	$0.08	$2.01	$(0.67)
Diluted	$0.78	$0.07	$1.92	$(0.67)

Weighted average shares outstanding:
Basic	70,426	65,754	70,012	62,188
Diluted	71,229	70,082	73,548	62,188

	Three months ended		Twelve months ended
	October 2,	October 3,	October 2,	October 3,
Supplemental financial data (continuing operations):	2010	2009	2010	2009

Depreciation and amortization	$4,273	$5,616	$17,531	$21,224

Capital expenditures	$2,899	$865	$6,270	$5,264

Equity-based compensation expense:
Cost of sales	$67	$25	$207	$64
Selling, general and administrative	2,628	401	5,846	649
Research and development	448	199	1,512	674
Total equity-based compensation expense	$3,143	$625	$7,565	$1,387

			As of
			October 2,	October 3,
			2010	2009

Backlog of orders			$252,000	$42,000

Number of employees (1)			2,950	2,202

* As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.
(1) - Increase primarily due to manufacturing headcount

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	October 2,	October 3,
	2010	2009 *
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$178,112	$144,560
Restricted cash	237	281
Short-term investments	2,985	-
Accounts and notes receivable, net of allowance for doubtful
accounts of $980 and $1,378, respectively	196,035	95,779
Inventories, net	73,893	41,489
Prepaid expenses and other current assets	15,985	11,566
Deferred income taxes	5,443	1,786

TOTAL CURRENT ASSETS	472,690	295,461

Property, plant and equipment, net	30,059	36,046
Goodwill	26,698	26,698
Intangible assets	39,111	48,656
Other assets	11,611	5,774

TOTAL ASSETS	$580,169	$412,635

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Current portion of long term debt	$-	$48,964
Accounts payable	82,353	39,908
Accrued expenses and other current liabilities	41,498	32,576
Income taxes payable	1,279	1,612

TOTAL CURRENT LIABILITIES	125,130	123,060

Long term debt	98,475	92,217
Deferred income taxes	20,355	16,282
Other liabilities	13,729	10,273

TOTAL LIABILITIES	257,689	241,832

SHAREHOLDERS' EQUITY
Common stock, no par value	423,715	413,092
Treasury stock, at cost	(46,356)	(46,356)
Accumulated deficit	(55,670)	(197,812)
Accumulated other comprehensive income	791	1,879

TOTAL SHAREHOLDERS' EQUITY	322,480	170,803

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$580,169	$412,635

 *  As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Twelve months ended
	October 2, 2010	October 3, 2009	October 2, 2010	October 3, 2009

Net cash provided by (used in) operating activities, continuing operations	$19,661	$(10,161)	$87,638	$(51,406)
Net cash used in operating activities, discontinued operations	(351)	(417)	(1,839)	(2,116)
Net cash provided by (used in) operating activities	$19,310	$(10,578)	$85,799	$(53,522)

Net cash provided by (used in) investing activities, continuing operations	(5,233)	1,441	(4,591)	(51,453)
Net cash provided by (used in) investing activities, discontinued operations	-	-	(1,838)	149,857
Net cash provided by (used in) investing activities	$(5,233)	$1,441	$(6,429)	$98,404

Net cash provided by (used in) financing activities, continuing operations	1,000	38,865	(46,121)	(45,439)
Effect of exchange rate changes on cash and cash equivalents	195	145	303	185
Changes in cash and cash equivalents	$15,272	$29,873	$33,552	$(372)
Cash and cash equivalents, beginning of period	162,840	114,687	144,560	144,932
Cash and cash equivalents, end of period	$178,112	$144,560	$178,112	$144,560

Short-term investments & restricted cash	3,222	281	3,222	281
Total cash, cash equivalents, restricted cash and short-term investments	$181,334	$144,841	$181,334	$144,841

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS - SUMMARY
COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands, except share amounts)
(Unaudited)

	Three months ended		Twelve months ended
	October 2,	October 3,	October 2,	October 3,
	2010	2009 *	2010	2009 *

	(GAAP results)

Net revenue	$259,277	$110,516	$762,784	$225,240
Gross profit	112,344	47,201	335,673	88,843
Income (loss) from operations	56,675	8,040	148,035	(73,524)
Income (loss) from continuing operations, net of tax	56,061	5,765	142,142	(63,612)

Weighted average shares outstanding
Basic	70,426	65,754	70,012	62,188
Diluted	71,229	70,082	73,548	62,188

Income (loss) per share from continuing operations
Basic	$0.79	$0.09	$2.01	$(1.02)
Diluted	$0.78	$0.08	$1.92	$(1.02)

	(Non-GAAP measures)

Net revenue	$259,277	$110,516	$762,784	$225,240
Gross profit	112,411	47,226	335,880	88,907
Income (loss) from operations	62,955	12,275	167,547	(47,011)
Income (loss) from continuing operations, net of tax	63,788	10,774	167,838	(48,759)

Weighted average shares outstanding, continuing operations
Basic	70,426	65,754	70,012	62,188
Diluted	71,229	70,082	73,548	62,188

Income (loss) per share from continuing operations
Basic	$0.90	$0.16	$2.38	$(0.78)
Diluted	$0.89	$0.16	$2.27	$(0.78)

 *  As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT - SUMMARY
COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands)
(Unaudited)

		Expendable
	Equipment	Tools
	Segment	Segment	Consolidated

Fiscal 2010:

Three months ended October 2, 2010
	(GAAP results)

Net revenue	$241,853	$17,424	$259,277
Gross profit	101,591	10,753	112,344
Income from operations	55,512	1,163	56,675

	(Non-GAAP measures)

Net revenue	$241,853	$17,424	$259,277
Gross profit	101,644	10,767	112,411
Income from operations	60,385	2,570	62,955

Twelve months ended October 2, 2010
	(GAAP results)

Net revenue	$691,988	$70,796	$762,784
Gross profit	292,946	42,727	335,673
Income from operations	137,321	10,714	148,035

	(Non-GAAP measures)

Net revenue	$691,988	$70,796	$762,784
Gross profit	293,111	42,769	335,880
Income from operations	152,016	15,531	167,547

Fiscal 2009:

Three months ended October 3, 2009
	(GAAP results)

Net revenue	$92,356	$18,160	$110,516
Gross profit	36,086	11,115	47,201
Income from operations	3,128	4,912	8,040

	(Non-GAAP measures)

Net revenue	$92,356	$18,160	$110,516
Gross profit	36,107	11,119	47,226
Income from operations	6,605	5,670	12,275

Twelve months ended October 3, 2009
	(GAAP results)

Net revenue	$170,536	$54,704	$225,240
Gross profit	59,433	29,410	88,843
Income (loss) from operations	(78,741)	5,217	(73,524)

	(Non-GAAP measures)

Net revenue	$170,536	$54,704	$225,240
Gross profit	59,519	29,388	88,907
Income (loss) from operations	(59,773)	12,762	(47,011)

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands, except share amounts)
(Unaudited)

	Three months ended		Three months ended		Twelve months ended		Twelve months ended
	October 2,	% of	October 3,	% of	October 2,	% of	October 3,	% of
	2010	Revenue	2009 *	Revenue	2010	Revenue	2009 *	Revenue

Net revenue (GAAP results)	$259,277		$110,516		$762,784		$225,240
Net revenue (Non-GAAP measures)	259,277		110,516		762,784		225,240

Gross profit (GAAP results)	112,344	43.3%	47,201	42.7%	335,673	44.0%	88,843	39.4%
- Equity-based compensation expense	67		25		207		64
Gross profit (Non-GAAP measures)	112,411	43.4%	47,226	42.7%	335,880	44.0%	88,907	39.5%

Income (loss) from operations (GAAP results)	56,675	21.9%	8,040	7.3%	148,035	19.4%	(73,524)	-32.6%
- Amortization of intangibles	2,385		2,781		9,545		11,092
- Restructuring	752		1,229		2,402		10,959
- Impairment of goodwill	-		-		-		2,709
- Equity-based compensation expense	3,143		625		7,565		1,387
- Switzerland pension plan curtailment	-		-		-		(1,446)
- Tax settlement expense	-		(400)		-		1,812
Income (loss) from operations (Non-GAAP measures)	62,955	24.3%	12,275	11.1%	167,547	22.0%	(47,011)	-20.9%

Income (loss) from continuing operations, net of tax (GAAP results)	56,061	21.6%	5,765	5.2%	142,142	18.6%	(63,612)	-28.2%
- Total non-GAAP adjustments to income (loss) from continuing operations	6,280		4,235		19,512		26,513
- Gain on extinguishment of debt	-		-		-		(3,965)
- Non cash interest expense	1,750		1,676		6,985		6,594
- Net tax settlement benefit and other tax adjustments	-		-		-		(13,201)
- Tax effect of non-GAAP adjustments	(303)		(902)		(801)		(1,088)
Income (loss) from continuing operations, net of tax (Non-GAAP measures)	63,788	24.6%	10,774	9.7%	167,838	22.0%	(48,759)	-21.6%

Weighted average shares outstanding (GAAP & Non-GAAP)
Basic	70,426		65,754		70,012		62,188
Diluted	71,229		70,082		73,548		62,188

Income (loss) per share from continuing operations (GAAP results)
Basic	$0.79		$0.09		$2.01		$(1.02)
Diluted	$0.78		$0.08		$1.92		$(1.02)

Adjustments to net income per share
Basic	$0.11		$0.07		$0.37		$0.24
Diluted	$0.11		$0.08		$0.35		$0.24

Income (loss) per share from continuing operations (Non-GAAP measures)
Basic	$0.90		$0.16		$2.38		$(0.78)
Diluted	$0.89		$0.16		$2.27		$(0.78)

 *  As adjusted for ASC No. 470.20, Debt, Debt With Conversion Options.

KULICKE & SOFFA INDUSTRIES, INC.
OPERATING RESULTS BY BUSINESS SEGMENT
RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES
(In thousands)
(Unaudited)

			Expendable
	Equipment	% of	Tools	% of
	Segment	Revenue	Segment	Revenue	Consolidated

Fiscal 2010:

Three months ended October 2, 2010

Net revenue (GAAP results)	$241,853		$17,424		$259,277
Net revenue (Non-GAAP measures)	241,853		17,424		259,277

Gross profit (GAAP results)	101,591	42.0%	10,753	61.7%	112,344
- Equity-based compensation expense	53		14		67
Gross profit (Non-GAAP measures)	101,644	42.0%	10,767	61.8%	112,411

Income from operations (GAAP results)	55,512	23.0%	1,163	6.7%	56,675
- Amortization of intangibles	1,813		572		2,385
- Restructuring	564		188		752
- Equity-based compensation expense	2,496		647		3,143
Income from operations (Non-GAAP measures)	60,385	25.0%	2,570	14.8%	62,955

Twelve months ended October 2, 2010

Net revenue (GAAP results)	$691,988		$70,796		$762,784
Net revenue (Non-GAAP measures)	691,988		70,796		762,784

Gross profit (GAAP results)	292,946	42.3%	42,727	60.4%	335,673
- Equity-based compensation expense	165		42		207
Gross profit (Non-GAAP measures)	293,111	42.4%	42,769	60.4%	335,880

Income from operations (GAAP results)	137,321	19.8%	10,714	15.1%	148,035
- Amortization of intangibles	7,255		2,290		9,545
- Restructuring	1,432		970		2,402
- Equity-based compensation expense	6,008		1,557		7,565
Income from operations (Non-GAAP measures)	152,016	22.0%	15,531	21.9%	167,547

Fiscal 2009:

Three months ended October 3, 2009

Net revenue (GAAP results)	$92,356		$18,160		$110,516
Net revenue (Non-GAAP measures)	92,356		18,160		110,516

Gross profit (GAAP results)	36,086	39.1%	11,115	61.2%	47,201
- Equity-based compensation expense	21		4		25
Gross profit (Non-GAAP measures)	36,107	39.1%	11,119	61.2%	47,226

Income from operations (GAAP results)	3,128	3.4%	4,912	27.0%	8,040
- Amortization of intangibles	2,124		657		2,781
- Restructuring	817		412		1,229
- Equity-based compensation expense	536		89		625
- Tax settlement expense	-		(400)		(400)
Income from operations (Non-GAAP measures)	6,605	7.2%	5,670	31.2%	12,275

Twelve months ended October 3, 2009

Net revenue (GAAP results)	$170,536		$54,704		$225,240
Net revenue (Non-GAAP measures)	170,536		54,704		225,240

Gross profit (GAAP results)	59,433	34.9%	29,410	53.8%	88,843
- Equity-based compensation expense	86		(22)		64
Gross profit (Non-GAAP measures)	59,519	34.9%	29,388	53.7%	88,907

Income (loss) from operations (GAAP results)	(78,741)	-46.2%	5,217	9.5%	(73,524)
- Amortization of intangibles	8,464		2,628		11,092
- Restructuring	8,023		2,936		10,959
- Impairment of goodwill	2,709		-		2,709
- Equity-based compensation expense	1,218		169		1,387
- Switzerland pension plan curtailment	(1,446)		-		(1,446)
- Tax settlement expense	-		1,812		1,812
Income (loss) from operations (Non-GAAP measures)	(59,773)	-35.1%	12,762	23.3%	(47,011)

KULICKE & SOFFA INDUSTRIES, INC.
ADJUSTED RETURN ON INVESTED CAPITAL
(In thousands)
(Unaudited)

	Three months ended
	October 2, 2010

Income from operations	$56,675
Adjustment: Depreciation and amortization (1)	4,273

Adjusted income from operations	60,948

Adjusted income from operations, annualized (4)		$243,792

Cash, cash equivalents, restricted cash and investments	$181,334
Adjustment: cash, cash equivalents, restricted cash and investments (2)	(106,334)

Adjusted cash, cash equivalents and investments		$75,000
Total assets excluding cash, cash equivalents and investments		398,835

Adjusted total assets		473,835

Total current liabilities	$125,130
Add: taxes payable (3)	1,968

Adjusted current liabilities		127,098

Adjusted net invested capital		$346,737

ROIC (4)		70.3%

(1) Depreciation and amortization are excluded from the ROIC calculation.
(2) Management estimates minimum cash requirement is $75.0 million.
(3) Adjusted current liabilities includes tax liabilities classified as current in prior periods but reclassed to long term liabilities as a result of our adoption of ASC 740.10 during the first quarter of fiscal 2008.

(4) ROIC calculated as adjusted income from operations, annualized through multiplying the current quarter's income from operations by 4, then divided by adjusted net invested capital.  Adjusted income from operations is not intended to forecast the Company's future income from operations.